EXHIBIT 10.1
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                         FIRST AMENDMENT TO LEASE

      First Amendment (this "Amendment") to Lease (hereinafter defined), dated as of December __, 1998, by and between LASALLE HOTEL OPERATING PARTNERSHIP, L.P ("Landlord"), having an address at 1401 Eye Street, N.W., Suite 900, Washington, DC 20005 and LASALLE HOTEL LESSEE, INC. ("Tenant"), having an address at c/o LaSalle Hotel Advisors, 1401 Eye Street, N.W., Suite 900, Washington, DC 20005. Capitalized terms not otherwise defined herein shall have the definitions set forth in the Lease.


                                WITNESSETH

      WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease"), dated as of ______, covering the Leased Property (as more fully described in the Lease);

      WHEREAS, the parties desire to amend the Lease as set forth herein; NOW, THEREFORE, for Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1. SECTION 3.1.1. Section 3.1.1 shall be deleted in its entirety and replaced with the following:

      3.1.1 MINIMUM RENT. For each Accounting Period or portion thereof elapsed prior to the last day of the Accounting Period immediately preceding the month in which a Payment Date occurs, Tenant shall pay Minimum Rent accrued but unpaid during such period (e.g., for the Payment Date occurring on March 15, Rent accrued through the end of the month of February, and for the Payment Date occurring on September 15, Rent accrued through the end of the month of August), less amounts paid by Tenant or Manager, on behalf of Landlord, for (i) property insurance, (ii) the Reserve Payment, (iii) real estate taxes and/or personal property taxes, and (iv) other costs and expenses paid under the Management Agreement, in arrears prior to 11:00 a.m. New York time on the next succeeding Payment Date.

2.    A new SECTION 3.1.5 shall be added as follows:

      3.1.5 HOTEL MORTGAGE CASH ACCOUNT. If, pursuant to any Hotel Mortgage, the sum of (x) all Gross Revenues, less (y) Landlord Operating Expenses which have been paid by Manager, if any (such sum being defined herein as, the "Escrow Funds"), is required to be deposited directly into an account maintained on behalf of Landlord pursuant to the terms of the Hotel Mortgage, Landlord shall credit, on a monthly basis, the amount of the Escrow Funds against Rent due from Tenant. If the Escrow Funds exceed the amount of Rent due from Tenant, Tenant shall be entitled to the surplus, if any of such Escrow Funds; provided, however, nothing contained in this SECTION 3.1.5 shall be deemed to relieve Tenant of its obligations to pay Rent under this Agreement if the amount of the Escrow Funds is less than the amount of Rent due and owing from Tenant. Any amounts which may be payable to Tenant under this SECTION 3.1.5 shall be remitted to Tenant on the applicable Payment Date.



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3.    NO OTHER AMENDMENT.  Except as expressly modified by this Amendment, all other terms and conditions of the Lease are hereby ratified and remain unchanged.

4. FULL FORCE AND EFFECT. The parties hereto certify and acknowledge that (a) the Lease, as amended by this Amendment, is in full force and effect; (b) neither party is in default of any of the terms and conditions set forth in the Lease; and (c) the Lease, as amended hereby, is enforceable in accordance with its terms.


                     [SIGNATURES ARE ON THE NEXT PAGE]


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


LANDLORD:                     LASALLE HOTEL OPERATING PARTNERSHIP, L.P.

                              By:   LaSalle Hotel Properties,
                                    its general partner

                                    By:   ______________________________
                                          Name:
                                          Title:  Authorized Signatory


TENANT:                       LASALLE HOTEL LESSEE, INC.

                              By:   _______________________________
                                    Name:
                                    Title:  Authorized Signatory